Kraft Merger	3 Months Ended
Mar. 29, 2015
Business Combinations [Abstract]
Kraft Merger
Definitive Merger Agreement with Kraft Foods Group

On March 24, 2015, Parent entered into an agreement and plan of merger ("Kraft Merger Agreement") with Kraft Foods Group, Inc. ("Kraft"), Kite Merger Sub Corp. ("merger sub") and Kite Merger Sub LLC, both of which are wholly-owned subsidiaries of Heinz. Pursuant to the terms of the Kraft Merger Agreement, in a series of transactions, beginning with the merger of Kraft and merger sub ("Kraft Merger"), Kraft will merge with and into Heinz. At the closing of the Kraft Merger, Parent will be renamed “The Kraft Heinz Company.”

Upon the completion of the Kraft Merger, each share of common stock, without par value, of Kraft ("Kraft Common Stock"), issued and outstanding immediately prior to the effective time of the Kraft Merger (other than deferred shares and restricted shares), will be canceled and converted into the right to receive one share of common stock, par value $0.01 per share, of Parent ('Heinz common stock"). In addition, prior to the effective time of the Kraft Merger, Kraft will declare a special cash dividend equal to $16.50 per share of Kraft Common Stock issued and outstanding to shareholders of Kraft as of a record date immediately prior to the closing of the Kraft Merger. Based on the estimated number of shares of Kraft and Heinz common stock that will be outstanding immediately prior to the closing of the Kraft Merger, it is anticipated that, upon closing, existing Parent shareholders will own approximately 51% of the outstanding shares of Heinz common stock and former Kraft shareholders will own approximately 49% of the outstanding shares of Heinz common stock, in each case on a fully diluted basis.

In connection with the Kraft Merger, Berkshire Hathaway and 3G Global Food Holdings, an entity affiliated with 3G Capital, have committed to purchase, or cause the purchase of, 500 million shares of newly issued Heinz common stock immediately prior to the closing of the Kraft Merger for an aggregate purchase price of approximately $10.0 billion. The cash received from the purchase of shares by Berkshire Hathaway and 3G Global Food Holdings will primarily be used to fund the special cash dividend to Kraft common shareholders with any remaining funds to be used to pay Heinz transaction expenses and for general corporate purposes.

The Kraft Merger will be accounted for under the acquisition method of accounting for business combinations pursuant to the provisions of ASC 805. Because current shareholders of Parent will own approximately 51% of the Heinz common stock on a fully diluted basis immediately following the closing of the Kraft Merger and the directors and management of Parent will retain a majority of board seats and key positions in the management of Kraft Heinz Company, Parent is considered to be the acquiring company for accounting purposes. The application of purchase accounting as of the closing date is expected to have a material effect on Heinz's results of operations for periods after the acquisition.